April 17, 2008
DREYFUS PREMIER MANAGER FUNDS I
- DREYFUS PREMIER S&P STARS FUND

Supplement to Prospectus dated August 1, 2007

The following information supersedes and replaces any contrary information contained in the section of the Fund’s Prospectus entitled “Management-Investment Advisers”:

Effective as of the close of business today, Bear Stearns Asset Management Inc. will no longer serve as sub-investment adviser to the fund and Dreyfus will provide the day-to-day management of the fund’s investments.

Effective as of the close of business today, investment decisions for the fund will be made by a team of portfolio managers comprised of members of the Disciplined Growth Investment Team of The Boston Company Asset Management NY, LLC (TBCAM NY), an affiliate of Dreyfus. The team members are Terence J. McLaughlin, Fred A. Kuehndorf and Deborah C. Ohl, each of whom also is an employee of Dreyfus and manages the fund in that capacity. Messrs. McLaughlin and Kuehndorf and Ms. Ohl have been portfolio managers for TBCAM NY since January 2008 and were portfolio managers for The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, from September 2005 through December 2007. They each became a dual employee of Dreyfus and TBCAM NY in January 2008. Prior to joining TBCAM in 2005, Mr. McLaughlin was the chief investment officer and a portfolio manager with Lighthouse Dreyfus Growth Advisors (Lighthouse), an affiliate of Dreyfus. Prior to joining TBCAM in 2005, Mr. Kuehndorf was a senior vice president and senior portfolio manager with Lighthouse. Prior to joining TBCAM in 2005, Ms. Ohl was a portfolio manager with Lighthouse. Messrs. McLaughlin and Kuehndorf and Ms. Ohl served in these capacities for Lighthouse since November 2002.